Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David Obstler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Datadog, Inc. for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Datadog, Inc.

Date: November 4, 2022	By:		/s/ David Obstler
		Name:	David Obstler
		Title:	Chief Financial Officer
(Principal Financial Officer)
This certification accompanies the Quarterly Report, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Datadog, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.